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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 28, 1999

                            ------------------------

                                  TEXACO INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-27                     74-1383447
     (State or other             (Commission File            (I.R.S. Employer
        jurisdiction                 Number)              Identification Number)
    of incorporation)

 2000 WESTCHESTER AVENUE,                                         10650
  WHITE PLAINS, NEW YORK                                        (Zip Code)
  (Address of principal
     executive offices)

                                 (914) 253-4000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

    Officers' Certificate, Distribution Agreement and Other Information Related to $1.5 Billion of Series 1999 Medium-Term Notes.

    On April 28, 1999, officers of Texaco Capital Inc., a wholly-owned subsidiary of the Registrant, executed an Officers' Certificate in accordance with Section 2.02 of the Indenture dated as of August 24, 1984, as (1) supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, (2) amended by the First Supplement to the First Supplement Indenture, dated as of October 11, 1990, and (3) further amended by the Second Supplement to the First Supplemental Indenture, dated as of August 5, 1997, among Texaco Capital Inc., as Issuer, Texaco Inc., as Guarantor, and The Chase Manhattan Bank, as Trustee. The Officers' Certificate established the terms and provisions of a series of securities designated "Series 1999 Medium-Term Notes," and a copy of it is attached to this report as Exhibit 99.1.

    Texaco Capital Inc. will issue, and the Registrant will guarantee, the Series 1999 Medium-Term Notes pursuant to a Distribution Agreement with the Agents named in it. A form of the Distribution Agreement is attached to this report as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

        23.1  Consent of Ivins, Phillips & Barker, Chartered.

        99.1  Officers' Certificate of Texaco Capital Inc., dated April 28,
    1999.

        99.2  Form of Distribution Agreement.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TEXACO INC.
                                (Registrant)

                                By:                /s/ R. E. KOCH
                                     -----------------------------------------
                                                     R. E. Koch
                                               (ASSISTANT SECRETARY)

Date: April 28, 1999

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